Endo Pharmaceuticals Cowen and Company 30th Annual Healthcare Conference March 2010 grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. Exhibit 99.1 grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future total revenues, future expenses, future net income and future earnings per share.  Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: our ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; our ability to obtain regulatory approval of any of our pipeline products; competition for the business of our branded and generic products, and in connection with our acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry;
our dependence on a small number of products;   our dependence on outside manufacturers for the manufacture of a majority of our products;  our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of narcotics in most of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; our ability to successfully implement our acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of our products and products in development; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which we have been indemnified; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total revenues; a determination by a regulatory agency that we are engaging or have engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of our products and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange
Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K for the year ended December 31, 2009, which was filed with the
Securities and Exchange Commission on February 26, 2010. The forward-looking statements in this presentation are qualified by these risk factors.
These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results.
We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS I. Our Business II. Executing Strategy for Growth III. Financial Outlook

$mm
$1,500
$1,000
$500
$0
$252
$80
$399
$110
$596
$217
$615
$171
$820
$285
$910
$345
$1,086
$366
$1,261
$356
$1,461
$295
$1.55B - $1.60B
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
Revenue
Cash Flow from Operations

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. STRONG OPERATING PERFORMANCE 17% 3-YEAR CAGR FOR REVENUE* * Revenue CAGR 2006-2009. 4 Sustaining our Growth

Frova
frovatriptan succinate

think
OPANA ER
(oxymorphone HCl) CII
Extended-release tablets

think
OPANA
(oxymorphone HCl) CII

Voltaren Gel
(diclofenac sodium topical gel) 1%

Lidoderm
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

Percocet CII
(oxycodone and acetaminophen tablets, USP)

VALSTAR
(valrubicin) Sterile Solution for Intravesical Instillation

ONCE-YEARLY
SUPPRELIN LA
(histrelin acetate) subcutaneous implant

ONCE-YEARLY
VANTAS
(histrelin implant)

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. STRONG CORE BUSINESS SUPPORTING GROWTH 5

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

LIDODERM® key component of our core business
Strong source of operating cash flow
Stable TRx trends
10-year Commercial launch anniversary in September 2009
Differentiated product profile provides unique offering for HCPs and patients suffering from PHN
Improved PHN physician targeting for more efficient utilization of resources
Solid managed care contract positioning for 2010

think™

OPANA® ER

(oxymorphone HCl) CII

Extended-release tablets

Percocet® CII

(oxycodone and acetaminophen tablets, USP)

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

Opioid Franchise
Opana® ER
Effective physician targeting and managed care strategy
Continuing strong share growth:
40% TRx growth YOY in Q4 2009
LAO market down 1% for the same period
Surpassed two key competitors in TRx market share during 2009 (Kadian and Avinza)
Opana® IR
Continued branded sales producing strong cash flow
Potential to support future generic sales
Percocet®/Endocet®
Solid cash flow supported by appropriate brand investments

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

SUPPRELIN® LA Highlights
Central Precocious Puberty Incidence: 1 in every 5,000 – 10,000 children
Utilizes Hydron Implant Technology
Consistent quarter over quarter growth since 2007 launch
~80% unit growth YOY in 2009
SUPPRELIN LA Market Share ~35%
Growing base of product adoption
High level of patient, parent and physician satisfaction
Re-implantation rate of ~75%
Long-term efficacy / safety data (3yr.) supports first line therapy
Increasing marketing support to further grow share

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
EXECUTING THE STRATEGY
Defined parameters for expansion into adjacent therapeutic and device markets that leverage our commercial infrastructure
Vantas
Axomadol
FORTESTA
Urocidin
Jubilant
Aurigene
Harvard
University
Supprelin LA
Valstar
LIDODERM
OPANA ER/IR
Voltaren Gel
Specialty
Generics
Percocet

FROVA
AVEED

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
DEVELOPMENT PIPELINE
Phase I Phase II Phase III NDA
AVEED
Long Acting Injectable Testosterone
FORTESTA
2% Testosterone Gel
Urocidin
TM
Bladder Cancer
Octreotide Implant
Acromegaly*
Axomadol
Moderate to moderately severe chronic pain
Pagoclone**
Stuttering
Octreotide Implant
Carcinoid Syndrome
Pending
Pending
** Licensed to Teva Pharmaceuticals Inc. * Granted orphan drug status grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
REGULATORY DEVELOPMENTS
AVEED
TM
(Long Acting Testosterone Injection)
Complete Response received
December 2009
FDA Comments:
Very rare but serious adverse events,
including post-injection anaphylactic
reaction and pulmonary oil
microembolism
Insufficiency of proposed Risk
Evaluation and Mitigation Strategy
(REMS)
Evaluation ongoing
FORTESTA
TM
(2% Testosterone Gel)
Complete Response received
October 2009
FDA Requests:
Additional analysis of the
existing clinical data
Conduct a clinical study to
address the effects of washing
after applying the product to
reduce transference
Expect to file Complete
Response mid-2010

Develop and commercialize high value generics

In-license products and API

Leverage implant technology to improve patient compliance and outcomes grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. SPECIALTY GENERICS 12 grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
SPECIALTY GENERICS DEVELOPMENT

~40 Projects
~40 Projects
25 Near-term*
25 Near-term*
13 Current
13 Current
ANDA
ANDA
reviews
reviews
*Near-term revenue 2010-2012
Approximately 40 projects under
development
Mycophenolate capsules
approved December 2009
15 Current ANDA submissions
13 with near-term launch targets
2 with long-term launch targets
Managing development for
sustainable growth
Potential efficiencies with
branded Rx business

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
FINANCIAL OUTLOOK
Current business
Announced strong finish to 2009
2010 Financial Guidance
Revenue range of $1.55B - $1.60B
Adjusted diluted EPS range of $3.15 - $3.20
Reported (GAAP) diluted EPS range of $2.40- $2.45
Flexible cost infrastructure
Expect to generate $300 - $350M in annual Operating Cash Flow, going forward

Reinvestment in the core branded and generic business

Advance R&D pipeline programs

Strategic Parameters

- Drugs
- Devices
- Diagnostics

→

Business Development

- M&A
- Licensing
- Strategic Partnerships

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. ENDO POSITIONING FOR GROWTH 15 Value creation opportunities grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
GROWING OUR BUSINESS
Our objective is to position Endo for solid, sustainable revenue and earnings growth
Healthcare industry is evolving
Results-driven medicine will drive collaboration among
Providers, Payers and Patients
Endo is transforming to deliver the right treatment solutions
Focused on consumer-driven medical decisions

Endo Pharmaceuticals Cowen and Company 30th Annual Healthcare Conference March 2010 grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.